UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 17, 2019 (January 17, 2019)

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Wayside Road

Burlington, Massachusetts 01803

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (781) 565-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02      Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Amendment of Amended and Restated 2000 Plan

On January 17, 2019, Nuance Communications, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders approved amendments to the Company’s Amended and Restated 2000 Stock Plan (the “2000 Plan”). The primary modifications to the 2000 Plan approved by shareholders were (i) a 1,250,000 share increase in the number of shares of the Company’s common stock authorized for issuance under the 2000 Plan, bringing the total authorized for issuance from 82,250,000 shares to 83,500,000 shares; (ii) an amendment to permit the Company’s Board of Directors (the “Board”) to make proportional adjustments to outstanding awards affected by a change in the Company’s capital structure, and in addition to or in lieu of such adjustments, to permit the Board to pay dividends, dividend equivalents, or similar rights in conjunction to any such changes in the Company’s capital structure; and (iii) certain updates to reflect changes in law relating to Section 162(m).

The foregoing general description of the amendments to the 2000 Plan is qualified in its entirety by reference to the full text of the 2000 Plan that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On January 17, 2019, at the Annual Meeting, the shareholders cast their votes on five proposals as follows:

Proposal 1: To elect nine members of the Company’s Board of Directors:

Director Nominee	For	Withheld
Lloyd Carney	229,079,054	5,983,846
Mark D. Benjamin	233,975,878	1,087,022
Daniel Brennan	234,543,971	518,929
Thomas Ebling	230,552,165	4,510,735
Robert Finocchio	233,971,549	1,091,351
Laura S. Kaiser	228,447,892	6,615,008
Michal Katz	234,544,865	518,035
Mark Laret	233,928,369	1,134,531
Sanjay Vaswani	228,021,547	7,041,353

Proposal 2: To approve amendment and restatement of the Amended and Restated 2000 Stock Plan:

For	Against	Abstain	Broker Non-Votes
199,109,556	35,691,242	262,102	32,297,880

Proposal 3: To approve a non-binding advisory vote on executive officer compensation:

For	Against	Abstain	Broker Non-Votes
110,437,901	124,344,426	280,573	32,297,880

Proposal 4: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019:

For	Against	Abstain
264,886,690	2,094,588	379,502

Proposal 5: To vote on a non-binding shareholder proposal that the Board of Directors take steps to permit shareholder action by written consent:

For	Against	Abstain	Broker Non-Votes
145,289,291	89,362,819	410,790	32,297,880

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated 2000 Stock Plan (As Amended and Restated January 17, 2019)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: January 17, 2019	By:	/s/ Wendy Cassity
Wendy Cassity Executive Vice President and Chief Legal Officer